UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2013
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GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Blvd. Suite 1500, Los Angeles, California 90024

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable
(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 8, 2013, Advanced Inflight Alliance AG (“AIA”), the Registrant’s majority-owned foreign subsidiary, issued a press release announcing unaudited preliminary consolidated financial results for its fiscal year ended December 31, 2012 (which results are subject to change upon finalization by AIA and an audit thereof). Such results were presented in accordance with International Financial Reporting Standards, as adopted by the European Union, in Euros, and a reconciliation to generally accepted accounting principles in the United States was not provided. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The announced results are with respect to a period prior to the consummation of the Registrant’s business combination (the “Business Combination”) which occurred on January 31, 2013, in which the Registrant acquired Row 44, Inc. and 86% of the shares of AIA.  For all periods from and after the consummation of the Business Combination, the Registrant will be consolidating AIA’s financial results to the extent of its ownership interest in AIA.

The information contained in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by Advanced Inflight Alliance AG dated March 8, 2013 (this exhibit is furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Global Eagle Acquisition Corp.
Dated: March 13, 2013	By: /s/ Michael Pigott
Name: Michael Pigott Title: General Counsel, Vice President and Secretary

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release issued by Advanced Inflight Alliance AG dated March 8, 2013 (this exhibit is furnished and not filed).